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                                                                  Exhibit 10.287

                             POST-CLOSING AGREEMENT

     THIS POST-CLOSING AGREEMENT (this "Agreement") is made as of the 4th day of August, 2004, by RRP HECHT, LLC, a Maryland limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523, and REISTERSTOWN PLAZA ASSOCIATES, LLC, a Maryland limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523 (collectively, "Grantor"), to BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, having an address at 383 Madison Avenue, New York, New York 10179 ("Lender").

                                    RECITALS:

     A. Inland Reisterstown SPE I, L.L.C., a Delaware limited liability company and Inland Reisterstown SPE II, L.L.C., a Delaware limited liability company, (referred to herein collectively as the "Borrower"), by its Promissory Note of even date herewith given to Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Note") is indebted to Lender in the principal sum of FORTY-NINE MILLION SIX HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($49,650,000.00) advanced pursuant to the Loan Agreement of even date herewith between Borrower, Grantor and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Loan Agreement"), in lawful money of the United States of America, with interest from the date thereof at the rates set forth in the Note (the indebtedness evidenced by the Note, together with such interest accrued thereon, shall collectively be referred to as the "Loan"), principal and interest to be payable in accordance with the terms and conditions provided in the Note.

     B. The Loan is guarantied by that certain Limited Guaranty Agreement, dated as of the date hereof, from Grantor in favor of Lender (the "Limited Guaranty"). The Limited Guaranty is secured by, among other things, that certain Indemnity Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing from Grantor to a trustee for the benefit of Lender (the "Security Instrument"), dated as of the date hereof, which grants Lender a first lien on the property encumbered thereby (the "Property"). All and any of the documents other than the Note, the Security Instrument and this Agreement now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of the Note are referred to as the "Other Security Documents."

     C. Lender was unwilling to make the Loan to Borrower unless Grantor agreed to timely perform the matters set forth herein.

                                   AGREEMENT:

     For good and valuable consideration the parties hereto agree as follows:

     1. POST-CLOSING OBLIGATIONS. Grantor covenants and agrees to use its best efforts to deliver to Lender:

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          (a) within fifteen (15) days of the date hereof, seven (7) copies of a revised survey of the Property by Duval and Associates, P.A., certified to Lender and its successors and assigns and otherwise in form and substance acceptable to Lender

          (b) within thirty (30) days of the date hereof, an original subordination, nondisturbance and attornment agreement executed by National Wholesale Liquidator and Grantor, in recordable form and otherwise in form and substance satisfactory to Lender in its reasonable discretion;

          (c) within thirty (30) days of the date hereof, an original subordination, nondisturbance and attornment agreement executed by Rose Casual Dining and Grantor, in recordable form and otherwise in form and substance satisfactory to Lender in its reasonable discretion;

          (d) within thirty (30) days of the date hereof, an original guarantor estoppel letter for the premises occupied by Giant of Maryland LLC executed by Koninklijke Ahold N.V., addressed to Lender and its successors and assigns and otherwise in form and substance satisfactory to Lender in its reasonable discretion;

          (e) within thirty (30) days of the date hereof, a zoning letter from the City of Baltimore, Maryland addressed to Lender and its successors and assigns and otherwise in form and substance satisfactory to Lender in its reasonable discretion.

     2. GOVERNING LAW. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

     3. NOTICES. All notices or other written communications to Grantor or Lender hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to Grantor or Lender at their addresses set forth in the Security Instrument or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Agreement, the term "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York.

     Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

     4. NO ORAL CHANGE. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Grantor or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

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     5.   LIABILITY. If Grantor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of Grantor and Lender and their respective successors and assigns forever.

     6. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

     7. HEADINGS, ETC. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     8. DUPLICATE ORIGINALS; COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     9. NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     10. SECONDARY MARKET/SERVICING. Lender may, at any time, sell, transfer or assign this Agreement, the Note, the Security Instrument and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage passthrough certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any Rating Agency rating such Securities (collectively, the "Investor") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Grantor and the Property, whether furnished by Grantor or otherwise, as Lender determines necessary or desirable. Grantor agrees to cooperate with Lender in connection with any transfer made or any Securities created pursuant to the Security Instrument, including, without limitation, the delivery of an estoppel certificate in accordance therewith, and such other documents as may be reasonably requested by Lender. Grantor shall also furnish and Grantor consents to Lender furnishing to such Investors or such prospective Investors any and all information concerning the Property, the Leases, the financial condition of Grantor as may be requested by Lender, any Investor or any prospective Investor in connection with any sale, transfer or participation interest. Lender may retain or assign responsibility for servicing the Loan, including the Note, the Security Instrument, this Agreement and the Other Security Documents, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer. Lender may make such assignment or delegation on behalf of the Investors if the Note is sold or this Agreement or the Other Security Documents are assigned. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

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     11.  MISCELLANEOUS.

          (a) Wherever pursuant to this Agreement (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

          (b) Wherever pursuant to this Agreement it is provided that Grantor pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

          12. EXCULPATION. Grantor's obligations under this Agreement are subject to the provisions of Section 9.4 of the Loan Agreement, and such provisions are incorporated herein by reference.

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     IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date and year first written above.


                              GUARANTOR:

                              RRP HECHT, LLC, a Maryland limited liability company

                              By:   Reisterstown Plaza Holdings, LLC, a
                                    Maryland limited liability company, its sole
                                    member

                                By: Inland Reisterstown HC, L.L.C., a
                                    Delaware limited liability company, its
                                    sole manager

                                    By:   Inland Western Retail Real Estate
                                          Trust, Inc., a Maryland corporation,
                                          its sole member

                                          By:  /s/ Debra A. Palmer
                                               ----------------------
                                               Name:  Debra A. Palmer
                                               Title: Assistant Secretary


                              REISTERSTOWN PLAZA ASSOCIATES,
                              LLC, a Maryland limited liability company

                              By:   Reisterstown Plaza Holdings, LLC, a
                                    Maryland limited liability company, its sole
                                    member

                                By: Inland Reisterstown HC, L.L,C., a
                                    Delaware limited liability company, its
                                    sole manager

                                    By:   Inland Western Retail Real Estate
                                          Trust, Inc., a Maryland corporation,
                                          its sole member

                                          By:  /s/ Debra A. Palmer
                                               ----------------------
                                               Name:  Debra A. Palmer
                                               Title: Assistant Secretary

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                              LENDER:

                              BEAR STEARNS COMMERCIAL
                              MORTGAGE, INC., a New York corporation


                              By:   --------------------------------------
                              Name:
                              Title: